EXHIBIT 99.1

                               UST-10 COVER SHEET
-------------------------------------------------------------------------------
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No.          02-23396                   Report Month/Year  12-02

Debtor            NETWORK COMMERCE, INC.
-------------------------------------------------------------------------------

INSTRUCTIONS: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.


The debtor submits the following with this monthly financial report:                                 Yes     No
-------------------------------------------------------------------------------------------------- -------- -----
UST-12         COMPARATIVE BALANCE SHEET, or debtor's balance sheet.                                 |X|     |_|
               The debtor's balance sheet, if used, shall include a breakdown of pre- and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.
-------------------------------------------------------------------------------------------------- -------- -----
UST-13         COMPARATIVE INCOME STATEMENT, OR DEBTOR'S INCOME STATEMENT.                           |X|     |_|

-------------------------------------------------------------------------------------------------- -------- -----
UST-14         SUMMARY OF DISBURSEMENTS                                                              |X|     |_|

-------------------------------------------------------------------------------------------------- -------- -----
UST-14         STATEMENT(S) OF CASH RECEIPTS AND DISBURSEMENTS
Continuation   A Continuation Sheet shall be completed for each bank account or
Sheets         other source of debtor funds and shall include a monthly
               bank statement and all supporting documents described in the
               instructions.                                                                         |X|     |_|
-------------------------------------------------------------------------------------------------- -------- -----
UST-15         STATEMENT OF AGED RECEIVABLES
               A detailed accounting of aged receivables shall be provided on, or in an              |X|     |_|
               attachment to, UST-15.
-------------------------------------------------------------------------------------------------- -------- -----
UST-16         STATEMENT OF AGED POST-PETITION PAYABLES
               A detailed accounting of aged post-petition payables shall be provided
               on, or in an attachment to, UST-16.                                                   |X|     |_|

-------------------------------------------------------------------------------------------------- -------- -----
UST-17         STATEMENT OF OPERATIONS
               When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or
               copy of debtor's bond for any change in insurance or bond coverage.                   |X|     |_|


-------------------------------------------------------------------------------
                             DEBTOR'S CERTIFICATION

I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature /s/ N. Scott Dickson                          Date 1/15/03

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

-------------------------------------------------------------------------------


Monthly Financial Report - Corporate or Partnership Debtor         Page 1 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                              NETWORK COMMERCE INC.
                                 BALANCE SHEETS
                                 (in thousands)

                                                                    12/31/2002
                                                                 --------------
                                                                   (unaudited)

ASSETS
Current Assets:
     Cash, cash equivalents & ST Inv .....................        $     246,988
     Letter of Credit ....................................               57,292
     Accounts receivable, net ............................              436,159
     Marketable equity securities ........................                5,540
     Prepaid expenses ....................................              464,120
     Note receivable .....................................               10,798
                                                                  -------------
       Total current assets ..............................            1,220,897
                                                                  -------------
Property, Plant & Equipment:
     Real property/buildings .............................              272,630
     Equipment/software/furn & fix .......................           15,315,577
     Accumulated depreciation ............................          (14,717,154)
                                                                  -------------
       Total property, plant & equipment .................              871,053
                                                                  -------------
Deposits .................................................              412,208
Deferred domain names ....................................              145,871
Investments ..............................................              570,000
                                                                  -------------
TOTAL ASSETS .............................................        $   3,220,029
                                                                  =============


LIABILITIES AND SHAREHOLDERS EQUITY
Post-Petition Liabilities:
     Taxes payable .......................................        $       7,709
     Accounts payable ....................................               73,610
     Note payable ........................................
     Rents and leases payable ............................               95,025
     Payroll .............................................               11,322
                                                                  -------------
       Total post-petition liabilities ...................              187,666
                                                                  -------------

Pre-Petition Liabilities:
     Unsecured debt:
       Accounts payable ..................................            2,431,419
       Accrued liabilities ...............................            1,288,544
       CVI note payable ..................................            1,500,000
     Priority debt:
       Taxes .............................................              192,657
       Wages .............................................              140,676
       Other .............................................
     Undersecured debt ...................................            1,371,104
                                                                  -------------
       Total pre-petition liabilities ....................            6,924,400
                                                                  -------------

Other Liabilities:
     Deferred revenue ....................................            1,129,997
     Financed insurance ..................................               69,662
     Flexible spending plans .............................                1,706


                                                                  -------------
Total Liabilities ........................................            8,313,431
   Shareholders' Equity:
     Common stock ........................................          556,691,993
     Common stock - warrants .............................           18,248,590
     Deferred compensation ...............................             (915,137)
     Unrealized gain/loss ................................              (24,043)
     Accumulated deficit .................................         (579,094,805)
                                                                  -------------
   Total shareholders equity .............................           (5,093,402)
                                                                  -------------
Total liabilities and shareholders' equity ...............        $   3,220,029
                                                                  =============

                              NETWORK COMMERCE INC.
                            STATEMENTS OF OPERATIONS
                                 (in thousands)

                                                                   December
                                                                     2002
                                                                 -------------
                                                                  (unaudited)

Revenues ..................................................          $ 313,815
Cost of Revenues ..........................................             42,754
                                                                     ---------
Gross Profit ..............................................            271,061
                                                                     ---------
   Gross Profit % .........................................                 86%
                                                                     ---------

 Operating expenses:
   Officer's Salaries .....................................             38,750
   Other Salaries/Direct labor ............................             74,230
   Employee Benefits/Payroll Taxes ........................             14,638
   Insurance ..............................................             17,480
   Rent ...................................................             65,021
   General & Administration ...............................            246,571

                                                                     ---------
Total operating expenses ..................................            456,690
                                                                     ---------
Loss from operations ......................................           (185,629)
                                                                     ---------
Nonoperating (expense) income:
   Other income ...........................................               --
   Interest income ........................................                243
   Interest expense .......................................              1,884
   Other ..................................................               --
   Gain (Loss) on Sale of Assets ..........................               --
                                                                     ---------
Total nonoperating (expense) income .......................              2,127
                                                                     ---------
Loss before Taxes .........................................           (183,502)
Income Taxes ..............................................               --
                                                                     ---------
Net loss (1) ..............................................          $(183,502)
                                                                     =========

(1) Includes non-cash items including the following: Depreciation $43,872, insurance $17,489, deferred rent $49,749, deferred compensation $231,511, software licenses $5,816, reversal of leases ($90,362).

                              NETWORK COMMERCE INC.
                          STATEMENT OF SOURCES AND USES
                                 (in thousands)

                                                                       December
                                                                         2002
                                                                     -----------
                                                                     (unaudited)

Beginning cash balance .....................................             219,712
Sources of cash:
   Revenue .................................................             185,733
   Receivables .............................................              58,796
   Other ...................................................              10,680
                                                                         -------
     Total sources of cash .................................             255,209
                                                                         -------

Uses of cash:
   Accounts payable ........................................             114,636
   Bank fees and charge backs ..............................               1,365
   Payroll .................................................             117,321
                                                                         -------
     Total uses of cash ....................................             233,322
                                                                         -------

Total change in cash .......................................              21,887

                                                                         -------
Ending cash balance ........................................             241,599
                                                                         =======

                                                 Case Number           02-23396
---------------------------------------------------------------------- --------
Debtor   NETWORK COMMERCE, INC.                  Report Mo/Yr           12-2002
---------------------------------------------------------------------- --------

                        UST-14, SUMMARY OF DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: BEFORE COMPLETING THIS PAGE, prepare a UST-14 CONTINUATION SHEET (see next page) for each bank account or other source of the debtor's funds. The disbursement total from each CONTINUATION SHEET will be used to complete this SUMMARY OF DISBURSEMENTS.

The debtor is responsible for providing accurate monthly disbursement totals for purposes of calculating its obligation pursuant to 28 U.S.C. ss. 1930 (a)(6) to pay statutory fees to the U.S. Trustee. The disbursement total encompasses all payments made by the bankruptcy estate during the reporting month, whether made directly by the debtor or by another party for the debtor. It includes checks written and cash payments for inventory and equipment purchases, payroll and related taxes and expenses, other operating costs, and debt reduction. It also includes payments made pursuant to joint check arrangements and those resulting from a sale or liquidation of the debtor's assets. The only transactions normally excluded from the disbursement total are transfers within the same reporting month between multiple debtor accounts.

A fee payment is due within 30 days after the end of each calendar quarter, or on April 30, July 31, October 31, and January 31, respectively. Because the amount billed is an estimate, the debtor is responsible for paying the correct statutory fee based on its actual disbursements for the calendar quarter, or portion thereof the debtor was in Chapter 11. Failure to pay statutory fees to the U.S. Trustee is cause for conversion or dismissal of the case. A copy of the statutory fee schedule may be found on the U.S. Trustee's website located at:

         www.usdoj.gov/ust/r18/s_home.htm (select Library page)

If you have questions about how to compute the disbursement total, please call the Bankruptcy Analyst assigned to your case at (206) 553-2000.
-------------------------------------------------------------------------------

Computation of Monthly Disbursement Total
------------------------------------------------------------------------------------ ------------------------

Total disbursements from Continuation Sheet(s)                                             236,670.20
------------------------------------------------------------------------------------ ------------------------

Cash payments not included in total above (if any)
------------------------------------------------------------------------------------ ------------------------

Disbursements made by other parties for the debtor (if any, explain)
------------------------------------------------------------------------------------ ------------------------
                                                                                           236,670.20
TOTAL DISBURSEMENTS THIS MONTH FROM ALL SOURCES
------------------------------------------------------------------------------------ ------------------------

At the end of this reporting month, did the debtor have any delinquent statutory fees owing to the U.S. Trustee?

Yes  |_|      No  |X|      If "yes," list each quarter that is delinquent and
                           the amount due.


-------------------------------------------------------------------------------


   (UST-14 CONTINUATION SHEETS, with attachments, should follow this page.)

Monthly Financial Report - Corporate or Partnership Debtor         Page 5 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891657171

------------------------------------------------------- -----------------------

Purpose of this account (select one):
|X|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |_| Other (explain)

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                     202,457.70
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                    359,545.26
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                          19,977.75
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                     0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                            581,980.71
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                     377,132.75
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                              1,601.98
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------

Adjustments, if any (explain)                                                                     0.00
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                         203,245.98
------------------------------------------------------------------------------------ ------------------------

Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

---------------------------------------------------------------------------------------- --------------------

                   UST-14 CONTINUATION SHEET, Number 1 of 7

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          600003446

------------------------------------------------------- -----------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Investment Account

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                       8,771.76
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                    171,170.88
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                               0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                     0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                            179,942.64
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                     124,128.37
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                                  0.00
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------
                                    12/31 Deposit in transit = (1039.07)
Adjustments, if any (explain)       12/2002 Interest = 51.84                                  (987.23)
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                         54,827.04
------------------------------------------------------------------------------------ ------------------------

Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

---------------------------------------------------------------------------------------- --------------------

                   UST-14 CONTINUATION SHEET, Number 2 of 7

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1892013861

-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Checking

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                        (875.01)
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                     94,876.75
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                               0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                     0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                             94,001.74
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                           0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                            115,455.98
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------
                                 Checks cut in Nov, Cashed in Dec = 820.00
Adjustments, if any (explain)    Checks outstanding 12/31 = 20,634.24                       21,454.24
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                              0.00
------------------------------------------------------------------------------------ ------------------------
Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |X|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

---------------------------------------------------------------------------------------- --------------------

                   UST-14 CONTINUATION SHEET, Number 3 of 7

Accounts Payable

Vendor Payment Activity-Summary

Tran No         Batch           Tran Date     Vendor                                                     Tran Amt HC
0000028735      APSC-0002859    12/03/2002    MerrillPlace        Merrill Place  LLC                       15,100.00
0000028736      APSC-0002860    12/03/2002    MerrillPlace        Merrill Place  LLC                       15,100.00
0000028737      APSC-0002862    12/05/2002    PacificParki        Pacific Parking                             185.00
0000000000      APSC-0002861    12/05/2002    eNom, Inc.          eNom, Inc.                                5,000.00
0000028738      APSC-0002863    12/06/2002    WolpertCharl        Charles Wolpert                             300.00
0000028739      APSC-0002865    12/09/2002    AFCO                AFCO, inc                                14,681.66
0000028743      APSC-0002865    12/09/2002    Regenceblues        Regence BlueShield                       11,293.40
0000028740      APSC-0002865    12/09/2002    aicreditcorp        A. I. Credit Corporation                  5,467.66Reversed
0000028742      APSC-0002865    12/09/2002    fennerchris         Christopher Fenner                          181.68
0000000000      APSC-0002864    12/09/2002    Appliedseman        Applied Sematics, Inc.                    3,000.00
0000028741      APSC-0002865    12/09/2002    Cobradepartm        Cobra Department Rehn & Associates          432.00
0000028740      APMC-0000804    12/12/2002    aicreditcorp        A. I. Credit Corporation                 -5,467.66Reversal
0000028744      APSC-0002866    12/13/2002    CriticalPath        Critical Path Inc.                        4,741.60
0000028745      APSC-0002866    12/13/2002    WolpertCharl        Charles Wolpert                           1,250.00
0000000000      APSC-0002869    12/17/2002    VanguardGrou        Vanguard Group                            1,112.70
0000000000      APSC-0002869    12/17/2002    eNom, Inc.          eNom, Inc.                                5,000.00
0000028748      APSC-0002870    12/19/2002    PacificMaili        Pacific Mailing & Shipping Systems           78.19
0000028750      APSC-0002870    12/19/2002    StateofWashi        State of Washington Dept of Revenue       4,096.56
0000028746      APSC-0002870    12/19/2002    AT&T43716521        AT&T Wireless 43716521                      261.42
0000028751      APSC-0002870    12/19/2002    VeriSign            VeriSign, Inc                               182.00
0000000000      APSC-0002871    12/19/2002    eNom, Inc.          eNom, Inc.                                4,000.00
0000028749      APSC-0002870    12/19/2002    Seattlecityl        City of Seattle                              80.00
0000028752      APSC-0002870    12/19/2002    worldcom4572        WorldCom 457291108                        7,213.58
0000028747      APSC-0002870    12/19/2002    Cobradepartm        Cobra Department Rehn & Associates           18.00
0000028753      APSC-0002873    12/20/2002    datasite            Data Site                                   202.25
0000028754      APSC-0002873    12/20/2002    WolpertCharl        Charles Wolpert                           1,250.00
0000028755      APSC-0002874    12/30/2002    AFCO                AFCO, inc                                14,681.66
0000028756      APSC-0002874    12/30/2002    aicreditcorp        A. I. Credit Corporation                  5,194.28
Report Total:                                                                                             114,635.98
Run Date:             01/14/200310:55:08 AM
Business Date:        01/14/2003


                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891657221
-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Insurance

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                     (1,353.50)
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                         0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                              0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                    0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                            (1,353.50)
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                          0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                                 0.00
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------
Adjustments, if any (explain) Checks outstanding 12/31                                      1,353.50
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                             0.00
------------------------------------------------------------------------------------ ------------------------

Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts                |_|      |_|
         journal);
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

---------------------------------------------------------------------------------------- --------------------

                    UST-14 CONTINUATION SHEET, Number 4 of 7

[start here]



                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891657189

-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|X|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |_| Other (explain) Checking

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                   10,710.94
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                 111,085.12
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                            0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                  0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                         121,796.06
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                        0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                         119,612.24
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------
                               Checks cut in Nov, cashed in Dec 02 = 2,290.82
Adjustments, if any (explain)  12/31 outstanding = 10,525.36                             12,816.18
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                      15,000.00
------------------------------------------------------------------------------------ ------------------------
Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |X|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

------------------------------------------------------------------------------------- -----------------------

                   UST-14 CONTINUATION SHEET, Number 5 of 7

[state here]
                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891657239

------------------------------------------------------- -----------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Lockbox

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                           0.00
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                          0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                         235,416.89
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                     0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                            235,416.89
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                     235,416.89
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                                  0.00
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------

Adjustments, if any (explain)                                                                    0.00
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                              0.00
------------------------------------------------------------------------------------ ------------------------
Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|


---------------------------------------------------------------------------------------- --------------------

                    UST-14 CONTINUATION SHEET, Number 6 of 7

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891659607
------------------------------------------------------- -----------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) IDR

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                         0.00
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                        0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                             0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                   0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                                0.00
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                         0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                                0.00
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------

Adjustments, if any (explain)                                                                  0.00
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                            0.00
------------------------------------------------------------------------------------ ------------------------

Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|


---------------------------------------------------------------------------------------- --------------------

                   UST-14 CONTINUATION SHEET, Number 7 of 7

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                    UST-14, SUMMARY OF DISBURSEMENTS (contd.)

Payments on Pre-Petition Unsecured Debt (requires court approval)
-------------------------------------------------------------------------------
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes |_| No |X|
If "Yes", list each payment.
-------------------------------------------------------------------------------

                                                                                   Payment    Date of court
         Payee's name                 Nature of payment          Payment date      amount        approval
------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

Payments to Attorneys and Other Professionals (requires court approval)
-------------------------------------------------------------------------------
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes |_| No |X| If "Yes", list each payment.
-------------------------------------------------------------------------------

                                                                                   Payment    Date of court
     Professional's name           Type of work performed        Payment date      amount        approval
------------------------------- ------------------------------ ----------------- ------------ ---------------
------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

Payments to an Officer, Director, Partner, or Other Insider of The Debtor
-------------------------------------------------------------------------------
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes |X| No |_| If "Yes", list each payment.
-------------------------------------------------------------------------------

                                                                                   Payment      Purpose of
         Payee's name            Relationship to Debtor          Payment date       amount        payment
------------------------------- ------------------------------ ----------------- ------------ ---------------
N. Scott Dickson                Acting CEO & CFO                   12/15/02       $7,291.67       Salary
------------------------------- ------------------------------ ----------------- ------------ ---------------
N. Scott Dickson                Acting CEO & CFO                   12/31/02       $7,291.67       Salary
------------------------------- ------------------------------ ----------------- ------------ ---------------
Joseph Shatara                  VP Ehost                           12/15/02       $7,083.33       Salary
------------------------------- ------------------------------ ----------------- ------------ ---------------
Joseph Shatara                  VP Ehost                           12/15/02      $10,000.00       Bonus
-------------------------------------------------------------------------------------------------------------
Joseph Shatara                  VP Ehost                           12/31/02       $7,083.33       Salary

INSTRUCTIONS: Use the last column to describe the purpose of each payment, such as gross wages or salary, reimbursement for business expenses, loan repayment, advance, draw, bonus, dividend, stock distribution, or other reason for the payment (explain).
-------------------------------------------------------------------------------

Monthly Financial Report - Corporate or Partnership Debtor         Page 6 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                      UST-15, STATEMENT OF AGED RECEIVABLES

-------------------------------------------------------------------------------

INSTRUCTIONS: Complete all portions of UST-15, STATEMENT OF AGED RECEIVABLES, unless the debtor asserts the following two statements are true for this reporting month:

1) At the beginning of the reporting month, the debtor did not have any uncollected receivables from prior months which includes both pre-petition and post-petition accounts receivable; and,
2) During the reporting month, the debtor did not have any receivables activity, including the accrual of new accounts receivable, or the collection or writeoff of accounts receivable from prior months.

Check here |_| if the debtor asserts that both statements are correct and skip to UST-16, STATEMENT OF POST-PETITION PAYABLES, on the next page.
-------------------------------------------------------------------------------

Accounts Receivable Aging

----------------- -------------- --------------- -------------- -------------- --------------- --------------
                   Balance at       Current        Past due       Past due        Past due     Uncollectible
                    month end       portion       31-60 days     61-90 days     over 90 days    receivables
----------------- -------------- --------------- -------------- -------------- --------------- --------------
Pre-petition       2,123,513.42      110,366.01        (500.00)     24,876.96       6,090.94    1,982,679.51
receivables
----------------- -------------- --------------- -------------- -------------- --------------- --------------
Post-petition        195,191.01       82,486.33     112,704.68
receivables
----------------- -------------- --------------- -------------- -------------- --------------- --------------
TOTALS             2,318,704.43      192,852.34     112,204.68      24,876.96        6,090.94   1,982,679.51
----------------- -------------- --------------- -------------- -------------- --------------- --------------


Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due.

Email, Phone Calls, Collection Agencies
-------------------------------------------------------------------------------
Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor? If yes, explain.

Yes, Prior Acquisition Notes = 132,700
     Loans to former officers = 454,696

-------------------------------------------------------------------------------

Accounts Receivable Reconciliation
---------------------------------------------------------- --------------------------------------------------
Closing balance from prior month                                            2,274,864.07
---------------------------------------------------------- --------------------------------------------------
New accounts receivable added this month                                      288,767.48
---------------------------------------------------------- --------------------------------------------------
Subtotal                                                                    2,563,631.55
---------------------------------------------------------- --------------------------------------------------
Less accounts receivable collected                                            244,927.12
---------------------------------------------------------- --------------------------------------------------
Closing balance for current month                                           2,318,704.43
---------------------------------------------------------- --------------------------------------------------

Monthly Financial Report - Corporate or Partnership Debtor         Page 7 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                                 PART A - TAXES

-------------------------------------------------------------------------------

INSTRUCTIONS: Complete both pages of PART A - TAXES unless the debtor asserts the following statement is true for this reporting month:

         At the end of this reporting month, the debtor did not have any unpaid post-petition taxes which includes both current and delinquent tax obligations.

Check here |_| if the debtor asserts the statement is correct, and skip to PART B - OTHER PAYABLES on Page 10.
-------------------------------------------------------------------------------

Reconciliation of Unpaid Post-Petition Taxes
------------------------------- --------------------- ----------------- ------------------- ------------------
         Type of tax                    (1)                 (2)                (3)                 (4)

                                                       Post-petition                             Unpaid
                                       Unpaid          taxes accrued    Post-petition tax     post-petition
                                post-petition taxes      this month       payments made      taxes at end of
                                     from prior             (new          this reporting     reporting month
                                  reporting month       obligations)          month         (Column 1+2-3=4)
------------------------------- --------------------- ----------------- ------------------- ------------------
                                                Federal Taxes
------------------------------- --------------------- ----------------- ------------------- ------------------
Employee withholding taxes              0.00             25,652.04          25,652.04                    0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
FICA/Medicare--Employee                 0.00              4,716.29           4,716.29                    0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
FICA/Medicare--Employer                 0.00              4,989.24           4,989.24                    0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
Unemployment                            0.00                 59.45              59.45                    0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
                                                State Taxes
------------------------------- --------------------- ----------------- ------------------- ------------------
Dept. of Revenue                    4,096.56              4,619.24           4,096.56                4,619.24
------------------------------- --------------------- ----------------- ------------------- ------------------
Dept. of Labor & Industries           205.96               292.47                0.00                   498.43
------------------------------- --------------------- ----------------- ------------------- ------------------
Empl. Security Dept.                    0.00               507.56              507.56                     0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
                                                Other Taxes
Local city/county -
Seattle Business Improvement            0.00               180.13                0.00                   180.13
------------------------------- --------------------- ----------------- ------------------- ------------------
Gambling                                0.00                                                              0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
Personal property                       0.00                                                              0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
Real property                           0.00                                                              0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
Other
Seattle B&O                         1,133.38              1,277.99               0.00                2,411.37
------------------------------- --------------------- ----------------- ------------------- ------------------
                                                          Total Unpaid Post-Petition Taxes  $        7,709.17
------------------------------------------------------------------------------------------- ------------------


Monthly Financial Report - Corporate or Partnership Debtor         Page 8 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                             PART A - TAXES (contd.)

Delinquent Tax Reports and Tax Payments
----------------------- ------------------------- --------------------- --------------------- ---------------
    Taxing agency         Tax reporting period      Report due date       Payment due date      Amount due
----------------------- ------------------------- --------------------- --------------------- ---------------
                                                                                                    0
----------------------- ------------------------- --------------------- --------------------- ---------------

----------------------- ------------------------- --------------------- --------------------- ---------------

----------------------- ------------------------- --------------------- --------------------- ---------------

----------------------- ------------------------- --------------------- --------------------- ---------------

----------------------- ------------------------- --------------------- --------------------- ---------------

----------------------- ------------------------- --------------------- --------------------- ---------------

-------------------------------------------------------------------------------
Explain the reason for any delinquent tax reports or tax payments:
-------------------------------------------------------------------------------


Monthly Financial Report - Corporate or Partnership Debtor         Page 9 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                             PART B - OTHER PAYABLES

-------------------------------------------------------------------------------

INSTRUCTIONS: Complete both pages of PART B - OTHER PAYABLES unless the debtor asserts that this statement is true for this reporting month:

         Except for taxes and professional fees disclosed in PART A and PART C of this report, respectively, the debtor has no other unpaid post-petition payables from the current reporting month, or from any prior reporting months.

Check here |_| if the debtor asserts the statement is correct, and skip to PART C - ESTIMATED PROFESSIONAL FEES on Page 12.
-------------------------------------------------------------------------------

Reconciliation of Post-Petition Payables (excluding taxes and professional fees)
--------------------------------------------------------------------------- ---------------------------------
Closing balance from prior month                                                        237,216.89
--------------------------------------------------------------------------- ---------------------------------
New payables added this month                                                           175,437.19
--------------------------------------------------------------------------- ---------------------------------
         Subtotal                                                                       412,654.08
--------------------------------------------------------------------------- ---------------------------------
Less payments made this month                          Payments                         110,539.42
                                                       Leases reversed                  119,726.94
--------------------------------------------------------------------------- ---------------------------------
Closing balance for this reporting month                                                182,387.72
--------------------------------------------------------------------------- ---------------------------------

Breakdown of Closing Balance by Age
--------------------------------------------------------------------------- ---------------------------------
Current portion                                                                          28,021.70
--------------------------------------------------------------------------- ---------------------------------
Past due 1-30 days                                                                       86,554.28
--------------------------------------------------------------------------- ---------------------------------
Past due 31-60 days                                                                      67,811.74
--------------------------------------------------------------------------- ---------------------------------
Past due 61-90 days
--------------------------------------------------------------------------- ---------------------------------
Past due over 90 days
--------------------------------------------------------------------------- ---------------------------------
Total                                                                       $           182,387.72
--------------------------------------------------------------------------- ---------------------------------


For accounts payable more than 30 days past due, explain why payment has not been made:

Qwest - paid 1/7/03
Merrill Place LLC - deferred rent
Remainder - determining if company needs to get out of contracts
-------------------------------------------------------------------------------

Monthly Financial Report - Corporate or Partnership Debtor        Page 10 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                        PART B - OTHER PAYABLES (contd.)

-------------------------------------------------------------------------------
INSTRUCTIONS: List each post-petition payable delinquent more than 30 days. Alternatively, attach the debtor's accounts payable aging report if the report:
1) clearly separates pre-and post-petition accounts payable, and, 2) identifies each delinquent payable by vendor's name, invoice date, invoice amount, and payment due date.
-------------------------------------------------------------------------------

Delinquent Post-Petition Payables (excluding taxes and professional fees)
---------------------------- -------------------------- -------------------------- --------------------------
Vendor name                        Invoice date              Invoice amount            Payment due date
---------------------------- -------------------------- -------------------------- --------------------------

AT&T Wireless Service                   11/27/02                  28.06                    11/27/02
---------------------------------- -------------------- -------------------------- --------------------------
Compass Communications                  10/15/02               4,026.59                    11/09/02
---------------------------------- -------------------- -------------------------- --------------------------
Ironport Systems                        11/22/02               1,800.00                    11/22/02
---------------------------------- -------------------- -------------------------- --------------------------
Merrill Place LLC                       11/01/02              47,512.67                    11/01/02
---------------------------------- -------------------- -------------------------- --------------------------
MFS Telecom, Inc.                       11/02/02                 796.06                    11/02/02
---------------------------------- -------------------- -------------------------- --------------------------
Qwest                                   11/11/02              12,997.36                    11/30/02
---------------------------------- -------------------- -------------------------- --------------------------
Team Mechanical, Inc.                   11/11/02                 651.00                    11/21/02

Monthly Financial Report - Corporate or Partnership Debtor        Page 11 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                      PART C - ESTIMATED PROFESSIONAL FEES

-------------------------------------------------------------------------------
INSTRUCTIONS: Report only post-petition professional fees and expenses. To the extent possible, use billing statements to report the actual amounts due. If billing statements are not available, use the best information available to estimate the fees and costs.
-------------------------------------------------------------------------------


                                                                             Fees and         Total estimated
                                Amount of retainer   Fees and expenses    expenses added     fees and expenses
Type of professional              (if applicable)    from prior months      this month          at month end
------------------------------- -------------------- ------------------- ------------------ ---------------------
Debtor's counsel                      75,000           44,000               Pending               44,000
------------------------------- -------------------- ------------------- ------------------ ---------------------
Debtor's accountant
------------------------------- -------------------- ------------------- ------------------ ---------------------
Debtor's other professional
------------------------------- -------------------- ------------------- ------------------ ---------------------
Trustee's counsel
------------------------------- -------------------- ------------------- ------------------ ---------------------
Creditors' Committee Counsel
------------------------------- -------------------- ------------------- ------------------ ---------------------
Creditors' Committee other
------------------------------------------------------------------------------------------- ---------------------
Total estimated post-petition professional fees and costs                                   $     44,000
------------------------------------------------------------------------------------------- ---------------------

Monthly Financial Report - Corporate or Partnership Debtor        Page 12 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                         UST-17, STATEMENT OF OPERATIONS

INSTRUCTIONS:  Answer each question fully and attach additional sheets if necessary to provide a         Yes    No
complete response.
-------------------------------------------------------------------------------------------------------- ----- ------

Question 1 - Sale of Debtor's Assets. Did the debtor, or another party on behalf of the debtor, sell,  transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold
at auction, attach a copy of the auctioneer's report.                                                    |_|   |X|

-------------------------------------------------------------------------------------------------------- ----- ------
Question 2 - Financing. During the reporting month, did the debtor receive any funds from an outside funding source? If yes, indicate the source of
funds, date paid to debtor, dollar amount, and date of court approval.                                   |_|   |X|
-------------------------------------------------------------------------------------------------------- ----- ------
Question 3 - Insider Loans. During the reporting month, did the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar
amount, and date of court approval.                                                                      |_|   |X|
-------------------------------------------------------------------------------------------------------- ----- ------
Question 4 - Insurance and Bond Coverage. Did the debtor renew or replace any insurance policies during this reporting month? If yes, attach a
certificate of insurance for each renewal or change in coverage.                                         |_|   |X|

Were any of the debtor's insurance policies canceled or otherwise terminated for
any reason during the reporting month? If yes, explain.                                                  |X|   |_|

Employment related practices liability expired.

Were any claims made during this reporting month against the debtor's bond?
(Answer "No" if the debtor is not required to have a bond.) If yes,
explain.                                                                                                 |_|   |X|
-------------------------------------------------------------------------------------------------------- ----- ------


Monthly Financial Report - Corporate or Partnership Debtor        Page 13 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      12-2002
--------------------------------------------------------------------- ---------

                    UST-17, STATEMENT OF OPERATIONS (contd.)

-------------------------------------------------------------------------------

Question 5 - Personnel Changes.  Complete the following:
                                                                               Full-time        Part-time
                                                                            ----------------- ---------------
Number of employees at beginning of month                                          14               0
                                                                            ----------------- ---------------
Employees added                                                                     2               0
                                                                            ----------------- ---------------
Employees resigned/terminated                                                       2               0
                                                                            ----------------- ---------------
Number employees at end of month                                                   14               0
                                                                            ----------------- ---------------

                                                             Gross Monthly Payroll and Taxes     $122,562
--------------------------------------------------------------------------------------------- ---------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month.

N/A
-------------------------------------------------------------------------------
Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan of reorganization.

The Debtor is currently in the process of rejecting personal property leases, settling litigation disputes and making arrangements for asset sales. Approximately $220,000 of settlements should be approved by the Court in January.


-------------------------------------------------------------------------------

WHERE TO FILE A MONTHLY FINANCIAL REPORT: Local Bankruptcy Rule 2015-2(a) requires the debtor to file its monthly financial report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed pursuant to the Bankruptcy Code and to their authorized agents.

File the original  (select only one)            Send a copy to each of the following:
-------------------------------------------     ------------------------------------
For a chapter 11 case filed in Seattle, WA:      Office of the United States Trustee
                                                 600 Park Place Building
         United States Bankruptcy Court          1200 Sixth Avenue
         315 Park Place Building                 Seattle, WA  98101
         1200 Sixth Avenue
         Seattle, WA  98101
                                                 If applicable, each member of any committees
                                                 elected or appointed, and to their authorized
For a chapter 11 case filed in Tacoma, WA:       agents.

         United States Bankruptcy Court          Debtor's counsel.
         1717 Pacific Avenue, Suite 2100
         Tacoma, WA  98402


Monthly Financial Report - Corporate or Partnership Debtor        Page 14 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)